UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2020

MERUS N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-37773	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yalelaan 62

3584 CM Utrecht

The Netherlands

(Address of principal executive offices) (Zip Code)

+31 85 016 2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, €0.09 nominal value per share	MRUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On September 2, 2020, Merus N.V. (the “Company” or “Merus”) posted an updated corporate slide presentation (the “Presentation”) in the “Investors and Media” portion of its website at www.merus.nl including updates to its clinical program for zenocutuzumab (“Zeno”, also known as MCLA-128). A copy of the Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As set forth in the Presentation, the Company now plans to present efficacy data at a major medical conference in the second quarter of 2021 on more than 30 patients with neuregulin-1 (NRG-1) gene fusion positive (NRG1+) pancreatic, lung and other cancers with the opportunity for four or more months of follow up. At that time, Merus plans to also discuss details of the program and overall strategy. Merus previously expected to provide a clinical update of the Zeno Phase 1/2 eNRGy trial in patients with NRG1+ cancers by the end of the year.

As previously reported, enrollment and clinical operations activities in this trial have continued, albeit at a slower pace, through the COVID-19 pandemic. The decision to revise the timing of the data presentation was made following a recent review of the available dataset, which revealed that trial site restrictions have resulted in not only slower than anticipated enrollment but also insufficient source verification of clinical data required for the presentation of a mature dataset in 2020. Consequently, the Company expects to provide clinical data and a program update at a major medical conference in the second quarter of 2021.

Merus believes that Zeno continues to demonstrate encouraging single agent activity in NRG1+ cancers. Zeno also continues to be well tolerated, which is consistent with previously reported safety data in the overall patient population treated with Zeno monotherapy.

Site activation, patient identification and enrollment, and clinical operations activities have increased since the second quarter of 2020. Thirty clinical trial sites are now open globally, with additional sites being added monthly. Merus expects patient identification and enrollment to continue to accelerate though the Company’s ongoing patient screening and patient identification collaborations.

The Company’s cash, cash equivalents and marketable securities balance as of June 30, 2020 was $197.4 million, as previously reported. Based on Merus’ current operating plan, Merus continues to expect its existing cash, cash equivalents and marketable securities will be sufficient to fund its operations into the second half of 2022.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in the Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding the sufficiency of our cash, cash equivalents and marketable securities, our enrollment in our clinical trial concerning Zeno; the content and timing of potential milestones, updates, guidance, information, clinical trials and data readouts with respect to the Phase 1/2 eNRGy trial and our strategy; and our expectation that patient identification and enrollment will continue to accelerate though the Company’s ongoing patient screening and patient identification collaborations. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the duration and severity of the COVID-19 pandemic and the duration and scope of government recommendations and/or mandates regarding social distancing and limitation of public exposure.

These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 filed with the Securities and Exchange Commission, or SEC, on August 6, 2020, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Report. Any such forward-looking statements represent management’s estimates as of the date of this Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relates to Item 7.01, which shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Merus N.V. Corporate Slide Presentation as of September 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERUS N.V.

Date: September 2, 2020	By:	/s/ Sven A. Lundberg
	Name:	Sven (Bill) Ante Lundberg
	Title:	President, Chief Executive Officer and Principal Financial Officer